Exhibit 10.17

Texas Association of Realtors®
COMMERCIAL LEASE
USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS® IS NOT AUTHORIZED.
®Texas Association of REALTORS®, Inc. 2006

Table of Contents

No.	Paragraph Description		Pg.	No.	Paragraph Description	Pg.

1.	Parties		2	22.	Holdover	10
2.	Leased Premises		2	23.	Landlord’s Lien & Security Interest	10
3.	Term		2	24.	Assignment and Subletting	10
	A.	Term		25.	Relocation	11
	B.	Delay of Occupancy		26.	Subordination	11
4.	Rent and Expenses		3	27.	Estoppel Certificates	11
	A.	Base Monthly Rent		28.	Casualty Loss	11
	B.	First Full Month’s Rent		29.	Condemnation	12
	C.	Prorated Rent		30.	Attorney’s Fees	12
	D.	Additional Rent		31.	Representations	12
	E.	Place of Payment		32.	Brokers	12
	F.	Method of Payment		33.	Addenda	13
	G.	Late Charges		34.	Notices	13
	H.	Returned Checks		35.	Special Provisions	13
5.	Security Deposit		4	36.	Agreement of the Parties	14
6.	Taxes		4
7.	Utilities		4	ADDENDA & EXHIBITS (check all that apply)
8.	Insurance		5
9.	Use and Hours		5	☐	Exhibit
10.	Legal Compliance		6	☐	Exhibit ___________________________________________________
11.	Signs		6	☒	Commercial Lease Addendum for Broker’s Fee
12.	Access By Landlord		7	☐	Commercial Lease Expense Reimbursement Addendum
13.	Move-In Condition		7	☐	Commercial Lease Addendum for Extension Option
14.	Move-Out Condition		7	☐	Commercial Lease Addendum for Percentage Rent
15.	Maintenance and Repairs		7	☒	Commercial Lease Parking Addendum
	A.	Cleaning		☒	Commercial Landlord’s Rules and Regulations
	B.	Conditions Caused by a Party		☐	Commercial Lease Guaranty
	C.	Repair & Maintenance Responsibility		☐	Commercial Lease Right of First Refusal Addendum
	D.	Repair Persons		☐	Commercial Lease Addendum for Optional Space
	E.	HVAC Service Contract		☒	Commercial Leasehold Construction Addendum
	F.	Common Areas		☒	IABS
	G.	Notice of Repairs		☒	Amendment to Lease Agreement
	H.	Failure to Repair
16.	Alterations		9
17.	Liens		9
18.	Liability		9
19.	Indemnity		9
20.	Default		9
21.	Abandonment, Interruption of Utilities, Removal of Property & Lockout		10

(TAR-2101) 5-26-06	Initialed for Identification by Tenant: HRP, , and Landlord: LG,		Page 1 of 14

Hou International Realty, Spring, TX 77380
Phone: 281-363-2845	Fax:	Richard Foulkes	POWER OF 3

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Texas Association of Realtors®

COMMERCIAL LEASE

USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS® IS NOT AUTHORIZED. ®Texas Association of REALTORS®, Inc. 2006

1.	PARTIES:		The parties to this lease are:

	Tenant:		POWER 3 MEDICAL PRODUCTS, INC.
: and

	Landlord:		PROJECTS AND DEVELOPMENTS OF HOUSTON, LLC.

2.	LEASED PREMISES:

	A.	Landlord leases to Tenant the following described real property, known as the “leased premises,” along with all its improvements (Check only one box):

	☒	(1)
Multiple-Tenant Property: Suite or Unit Number   102   containing approximately   2980 square feet of rentable area in   Crown Point Professional Building (project name) at   26202 Oak Ridge Dr. Bldg. A #102   (address) in   Spring   (city),  Montgomery   (county), Texas, which is legally described on attached Exhibit ______________________ or as follows:

Lot 114, Oak Ridge North Sec 1

	☐	(2)
Single-Tenant Property: The real property at: _____________________________________________________________________________ _____________________________________________________________________________________________________ (address) in ______________________________ (city), _________________________________ (county), Texas, which is legally described on attached Exhibit ________________________________ or as follows:_______________________________________________________________

	B.	If Paragraph 2A(1) applies:
		(1)	“Property” means the building or complex in which the leased premises are located, inclusive of any common areas, drives, parking areas, and walks; and
		(2)	the parties agree that the rentable area of the leased premises may not equal the actual or useable area within the leased premises and may include an allocation of common areas in the Property.

3.	TERM:

	A.	Term: The term of this lease is 60 months and 0 days, commencing on:

July 15, 2010 (Commencement Date) and ending on

June 30, 2015 (Expiration Date).

(TAR-2101) 5-26-06	Initialed for Identification by Tenant: HRP, , and Landlord: LG,	Page 2 of 14

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26202 Oak Ridge Dr. Bldg A #102
Commercial Lease concerning:	Spring, TX 77380

B.
Delay of Occupancy: If Tenant is unable to occupy the leased premises on the Commencement Date because of construction on the leased premises to be completed by Landlord that is not substantially complete or a prior tenant’s holding over of the leased premises. Landlord will not be liable to Tenant for such delay and this lease will remain enforceable, In the event of such a delay, the Commencement Date will automatically be extended to the date Tenant is able to occupy the Property and the Expiration Date will also be extended by a like number of days, so that the length of this lease remains unchanged. If Tenant is unable to occupy the leased premises after the 90th day after the Commencement Date because of construction on the leased premises to be completed by Landlord that is not substantially complete or a prior tenant’s holding over of the leased premises, Tenant may terminate this lease by giving written notice to Landlord before the leased premises become available to be occupied by Tenant and Landlord will refund to Tenant any amounts paid to Landlord by Tenant. This Paragraph 3B does not apply to any delay in occupancy caused by cleaning or repairs.

C.	Unless the parties agree otherwise. Tenant is responsible for obtaining a certificate of occupancy for the leased premises if required by a governmental body.

4. RENT AND EXPENSES;

A.
Base Monthly Rent: On or before the first, day of each month during this lease. Tenant will pay Landlord base monthly rent as described on attached Exhibit ________________________________ or as follows:

from	July 15, 2010	to	June 30, 2011	:	$5,587.00	:
from	July 1, 2011	to	June 30, 2012	:	$5,835.00	:
from	July 1, 2012	to	June 30, 2013	:	$6,084.00	:
from	July 1, 2013	to	June 30, 2014	:	$6,084.00	:
from	July 1, 2014	to	June 30, 2015	:	$6,332.00	:

B.	First Full Month’s Rent: The first full base monthly rent is due on or before July 15, 2010
	_________________________________________________________________________________________________________________.

C.
Prorated Rent: If the Commencement Date is on a day other than the first day of a month. Tenant will pay Landlord as prorated rent, an amount equal to the base monthly rent multiplied by the following fraction: the number of days from the Commencement Date to the first day of the following month divided by the number of days in the month in which this lease commences. The prorated rent is due on or before the Commencement Date.

D.	Additional Rent: In addition to the base monthly rent and prorated rent. Tenant will pay Landlord all other amounts, as provided by the attached (Check all that apply.):
	☐	(1)	Commercial Expense Reimbursement Addendum
	☐	(2)	Commercial Percentage Rent Addendum
	☐	(3)	Commercial Parking Addendum
	☐	(4)	N/A
	All amounts payable under the applicable addenda are deemed to be “rent” for the purposes of this lease.

E.	Place of Payment: Tenant will remit all amounts due Landlord under this lease to the following person at the place stated or to such other person or place as Landlord may later designate in writing:

Name: Project & Development of Houston LLC
Address: 26202 Oak Ridge Dr. Bldg B. Spring, TX 77380

F.
Method of Payment: Tenant must pay all rent timely without demand, deduction, or offset, except as permitted by law or this lease. If Tenant fails to timely pay any amounts due under this lease or if any check of Tenant is returned to Landlord by the institutions on which it was drawn, Landlord after providing written notice to Tenant may require Tenant to pay subsequent amounts that become due under this lease in certified funds. This paragraph does not limit Landlord from seeking other remedies under this lease for Tenant’s failure to make timely payments with good funds.

(TAR-2101) 5-26-06	Initialed for Identification by Tenant: HRP, , and Landlord: LG,	Page 3 of 14

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26202 Oak Ridge Dr. Bldg A #102
Commercial Lease concerning:	Spring, TX 77380

G.
Late Charges: If Landlord does not actually receive a rent payment at the designated place of payment within 5 days after the date it is due. Tenant will pay Landlord a late charge equal to 5% of the amount due. In this paragraph, the mailbox is not the agent for receipt for Landlord. The late charge is a cost associated with the collection of rent and Landlord’s acceptance of a late charge does not waive Landlord’s right to exercise remedies under Paragraph 20.

H.
Returned Checks: Tenant will pay $   25.00  (not to exceed $25) for each check Tenant lenders to Landlord which is returned by the institution on which it is drawn for any reason, plus any late charges until Landlord receives payment.

5.	SECURITY DEPOSIT:

	A.	Upon execution of this lease, Tenant will pay $ 6,332.00 to Landlord as a security deposit.

B.
Landlord may apply the security deposit to any amounts owed by Tenant under this lease. If Landlord applies any part of the security deposit during any time this lease is in effect to amounts owed by Tenant. Tenant must, within 10 days after receipt of notice from Landlord, restore the security deposit to the amount stated.

C.
Within 60 days after Tenant surrenders the leased premises and provides Landlord written notice of Tenant’s forwarding address, Landlord will refund the security deposit less any amounts applied toward amounts owed by Tenant or other charges authorized by this lease.

6.	TAXES: Unless otherwise agreed by the parties, Landlord will pay all real property ad valorem taxes assessed against the leased premises.

7.	UTILITIES:

	A.	The party designated below will pay for the following utility charges to the leased premises and any connection charges for the utilities. (Check all that apply.)

		N/A	Landlord	Tenant
(1)	Water	☐	☒	☐
(2)	Sewer	☐	☒	☐
(3)	Electric	☐	☒	☐
(4)	Gas	☒	☐	☐
(5)	Telephone	☐	☐	☒
(6)	Trash	☐	☒	☐
(7)	Cable	☐	☐	☒
(8)	Internet:	☐	☐	☒
(9)	all other utilities	☒	☐	☐

B.
The party responsible for the charges under Paragraph 7A will pay the charges directly to the utility service provider. The responsible party may select the utility service provider except that if Tenant selects the provider, any access or alterations to the Property or leased premises necessary for the utilities may be made only with Landlord’s prior consent, which Landlord will not unreasonably withhold. If Landlord incurs any liability for utility or connection charges for which Tenant is responsible to pay and Landlord pays such amount, Tenant will immediately upon written notice from Landlord reimburse Landlord such amount.

(TAR-2101) 5-26-06	Initialed for Identification by Tenant: HRP, , and Landlord: LG,	Page 4 of 14

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26202 Oak Ridge Dr. Bldg A #102
Commercial Lease concerning:	Spring, TX 77380

	C.	Notice: Tenant should determine if all necessary utilities are available to the leased premises and are adequate for Tenant’s intended use.

	D.	After-Hours HVAC Charges: “HVAC services” means heating, ventilating, and air conditioning of the leased premises, (Check one box only.)

	☒	(1)	Landlord is obligated to provide the HVAC services to the leased premises only during the Property’s operating hours specified under Paragraph 9C.

	☐	(2)
Landlord will provide the HVAC services to the leased premises during the operating hours specified under Paragraph 9C for no additional charge and will, at Tenant’s request, provide HVAC services to the leased premises during other hours for an additional charge of $ N/A                    per hour. Tenant will pay Landlord the charges under this paragraph immediately upon receipt of Landlord’s invoice. Hourly charges are charged on a half-hour basis. Any partial hour will be rounded up to the next half hour. Tenant will comply with Landlord’s procedures to make a request to provide the additional HVAC services under this paragraph.

	☐	(3)	Tenant will pay for the HVAC services under this lease.

8.	INSURANCE:

	A.	During all times this lease is in effect, Tenant must, at Tenant’s expense, maintain in full force and effect from an insurer authorized to operate in Texas:
		(1)	public liability insurance in an amount not less than $1,000,000.00 on an occurrence basis naming Landlord as an additional insured; and
		(2)	personal property damage insurance for Tenant’s business operations and contents on the leased premises in an amount sufficient to replace such contents after a casualty loss.

B.
Before the Commencement Date, Tenant must provide Landlord with a copy of insurance certificates evidencing the required coverage. If the insurance coverage is renewed or changes in any manner or degree at any time this lease is in effect. Tenant must, not later than 10 days after the renewal or change, provide Landlord a copy of an Insurance certificate evidencing the renewal or change.

	C.	If Tenant fails to maintain the required insurance in full force and effect at all times this lease is in effect, Landlord may:
		(1)	purchase insurance that will provide Landlord the same coverage as the required insurance and Tenant must immediately reimburse Landlord for such expense; or
		(2)	exercise Landlord’s remedies under Paragraph 20.

D.
Unless the parties agree otherwise, Landlord will maintain in full force and effect insurance for: (1) fire and extended coverage in an amount to cover the reasonable replacement cost of the improvements of the Property: and (2) any public liability insurance in an amount that Landlord determines reasonable and appropriate.

E.
If there is an increase in Landlord’s insurance premiums for the leased premises or Property or its contents that is caused by Tenant. Tenant’s use of the leased premises, or any improvements made by or for Tenant, Tenant will, for each year this lease is in effect, pay Landlord the increase immediately after Landlord notifies Tenant of the increase. Any charge to Tenant under this Paragraph 8E will be equal to the actual amount of the increase in Landlord’s insurance premium.

9.	USE AND HOURS:

	A.	Tanant may use the leased premises for the following purpose and no other: Office and Medical lab space.

(TAR-2101) 5-26-06	Initialed for Identification by Tenant: HRP, , and Landlord: LG,	Page 5 of 14

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26202 Oak Ridge Dr. Bldg A #102
Commercial Lease concerning:	Spring, TX 77380

B.
Unless otherwise specified in this lease, Tenant will operate and conduct its business in the leased premises during business hours that are typical of the industry in which Tenant represents it operates.

C.
The Property maintains operating hours of (specify hours, days of week, and if inclusive or exclusive of weekends and holidays): Monday to Friday from 7:00 AM to 7:00 PM, Saturdays from 8:00 AM to 2:00 PM, Sundays from 10:00 AM to 2:00 PM and Holidays from 10:00 AM to 2:00 PM. Lab space will maintain airconditioning 24/7.

10.	LEGAL COMPLIANCE:

	A.	Tenant may not use or permit any part of the leased premises or the Property to be used for:
		(1)	any activity which is a nuisance or is offensive, noisy, or ;
		(2)	any activity that interferes with any other tenant’s normal business operations or Landlord’s management of the Property;
(3)
any activity that violates any applicable law, regulation, zoning ordinance, restrictive covenant, governmental order, owners’ association rules, tenants’ association rules, Landlord’s rules or regulations, or this lease;

(4)
(5)
(6)
(7)

_____________________________________________________________________________________________________________.

B.

C.
Landlord does not represent or warrant that the leased premises or Property conform to applicable restrictions, zoning ordinances, setback lines, parking requirements, impervious ground cover ratio requirements, and other matters that may relate to Tenant’s intended use. Tenant must satisfy itself that the leased premises may be used as Tenant intends by independently investigating all matters related to the use of the leased premises or Property, Tenant agrees that it is not relying on any warranty or representation made by Landlord, Landlord’s agent, or any broker concerning the use of the leased premises or Property.

11.	SIGNS:

A.
Tenant may not post or paint any signs at, on, or about the leased premises or Property without Landlord’s written consent. Landlord may remove any unauthorized sign, and Tenant will promptly reimburse Landlord for its cost to remove any unauthorized sign.

B.
Any authorized sign must comply with all laws, restrictions, zoning ordinances, and any governmental order relating to signs on the leased premises or Property. Landlord may temporarily remove any authorized sign to complete repairs or alterations to the leased premises or the Property.

C.
By providing written notice to Tenant before this lease ends, Landlord may require Tenant, upon move-out and at Tenant’s expense, to remove, without damage to the Property or leased premises, any or all signs that were placed on the Property or leased premises by or at the request of Tenant. Any signs that Landlord does not require Tenant to remove and that are fixtures, become the property of the Landlord and must be surrendered to Landlord at the time this lease ends.

(TAR-2101) 5-26-06	Initialed for Identification by Tenant: HRP, ______ , and Landlord: LG, ______	Page 6 of 14
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26202 Oak Ridge Dr Bldg A #102
Commercial Lease concerning:	SPRING, TX 77380

12.	ACCESS BY LANDLORD:

A.
During Tenant’s normal business hours Landlord may enter the leased premises for any reasonable purpose, including but not limited to purposes for repairs, maintenance, alterations, and showing the leased premises to prospective tenants or purchasers. Landlord may access the leased premises after Tenant’s normal business hours if: (1) entry is made with Tenant’s permission; or (2) entry is necessary to complete emergency repairs. Landlord will not unreasonably interfere with Tenant’s business operations when accessing the leased premises.

	B.	During the last 90 days of this lease, Landlord may place a “For Lease” or similarly worded sign in the leased premises.

13.	MOVE-IN CONDITION: Tenant has inspected the leased premises and accepts it in its present (as-is) condition unless expressly noted otherwise in this lease.

14.	MOVE-OUT CONDITION AND FORFEITURE OF TENANT’S PERSONAL PROPERTY:

A.
At the time this lease ends, Tenant will surrender the leased premises in the same condition as when received, except for normal wear and tear. Tenant will leave the leased premises in a clean condition free of all trash, debris, personal property, hazardous materials, and environmental contaminants.

B.
If Tenant leaves any personal property in the leased premises after Tenant surrenders possession of the leased premises, Landlord may: (1) require Tenant, at Tenant’s expense, to remove the personal property by providing written notice to Tenant; or (2) retain such personal property as forfeited property to Landlord.

C.
“Surrender” means vacating the leased premises and returning all keys and access devices to Landlord. “Normal wear and tear” means deterioration that occurs without negligence, carelessness, accident, or abuse.

D.
By providing written notice to Tenant before this lease ends, Landlord may require Tenant, upon move-out and at Tenant’s expense, to remove, without damage to the Property or leased premises, any or all fixtures that were placed on the Property or leased premises by or at the request of Tenant. Any fixtures that Landlord does not require Tenant to remove become the property of the Landlord and must be surrendered to Landlord at the time this lease ends.

15.	MAINTENANCE AND REPAIRS:

A.
Cleaning: Tenant must keep the leased premises clean and sanitary and promptly dispose of all garbage in appropriate receptacles. ☒ Landlord ☐ Tenant will provide, at its expense, janitorial services to the leased premises that are customary and ordinary for the property type. Tenant will maintain any grease trap on the Property which Tenant uses, including but not limited to periodic emptying and cleaning, as well as making any modification to the grease trap that may be necessary to comply with any applicable law.

B.
Repairs of Conditions Caused by a Party. Each party must promptly repair a condition in need of repair that is caused, either intentionally or negligently, by that party or that party’s guests, patrons, invitees, contractors or permitted subtenants.

C.
Repair and Maintenance Responsibility. Except as otherwise provided by this Paragraph 15, the party designated below, at its expense, is responsible to maintain and repair the following specified items in the leased premises (if any). The specified items must be maintained in clean and good operable condition. If a governmental regulation or order requires a modification to any of the specified items, the party designated to maintain the item must complete and pay the expense of the modification. The

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26202 Oak Ridge Dr. Bldg A #102
Commercial Lease concerning:	Spring, TX 77380

specified items include and relate only to real property in the leased premises. Tenant is responsible for the repair and maintenance of its personal property. (Check all that apply.)

		N/A	Landlord	Tenant
(1)	Foundation, exterior walls, roof, and other structural components	☐	☒	☐
(2)	Glass and windows	☐	☒	☐
(3)	Fire protection equipment and fire sprinkler systems	☐	☒	☐
(4)	Exterior & overhead doors, including closure devices, molding locks, and hardware	☐	☒	☐
(5)	Grounds maintenance, including landscaping and irrigation systems	☐	☒	☐
(6)	Interior doors, including closure devices, frames, molding, locks, and hardware	☐	☐	☒
(7)	Parking areas and walks	☐	☒	☐
(8)	Plumbing systems, drainage systems, electrical systems, and mechanical systems, except systems or items specifically designated otherwise	☐	☒	☐
(9)	Ballast and lamp replacement	☐	☒	☐
(10)	Heating, Ventilation and Air Conditioning (HVAC) systems	☐	☒	☐
(11)	Signs and lighting;
	(a) Pylon	☒	☐	☐
	(b) Facia	☒	☐	☐
	(c) Monument	☐	☒	☐
	(d) Door/Suite	☐	☒	☐
(12)	Extermination and pest control, excluding wood-destroying insects	☐	☒	☐
(13)	Fences and Gates	☐	☒	☐
(14)	Storage yards and storage buildings	☐	☒	☐
(15)	Wood-destroying insect treatment and repairs	☐	☒	☐
(16)	Cranes and related systems	☒	☐	☐
(17)		☒	☐	☐
(18)		☒	☐	☐
(19)	All other items and systems.		☒	☐

D.	Repair Persons: Repairs must be completed by trained, qualified, and insured repair persons.

E.
HVAC Service Contract: If Tenant maintains the HVAC system under Paragraph 15C(10), Tenant ☐ is ☒ is not required to maintain, at its expense, a regularly scheduled maintenance and service contract for the HVAC system. The maintenance and service contract must be purchased from a HVAC maintenance company that regularly provides such contracts to similar properties. If Tenant fails to maintain a required HVAC maintenance and service contract in effect at all times during this lease, Landlord may do so and charge Tenant the expense of such a maintenance and service contract or exercise Landlord’s remedies under Paragraph 20.

F.
Common Areas: Landlord will maintain any common areas in the Property in a manner as Landlord determines to be in the best interest of the Property. Landlord will maintain any elevator and signs in the common area. Landlord may change the size, dimension, and location of any common areas, provided that such change does not materially impair Tenant’s use and access to the leased premises. Tenant has the non-exclusive license to use the common areas in compliance with Landlord’s rules and restrictions. Tenant may not solicit any business in the common areas or interfere with any other person’s right to use the common areas. This paragraph does not apply if Paragraph 2A(2) applies.

(TAR-2101) 5-26-06	Initialed for Identification by Tenant: HRP, ______ , and Landlord: LG, ______	Page 8 of 14
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26202 Oak Ridge Dr. Bldg A #102
Commercial Lease concerning:	Spring, TX 77380

	G.	Notice of Repairs: Tenant must promptly notify Landlord of any item that is in need of repair and that is Landlord’s responsibility to repair. All requests for repairs to Landlord must be in writing.

H.
Failure to Repair: Landlord must make a repair for which Landlord is responsible within a reasonable period of time after Tenant provides Landlord written notice of the needed repair. If Tenant fails to repair or maintain an item for which Tenant is responsible within 10 days after Landlord provides Tenant written notice of the needed repair or maintenance, Landlord may: (1) repair or maintain the item, without liability for any damage or loss to Tenant, and Tenant must immediately reimburse Landlord for the cost to repair or maintain: or (2) exercise Landlord’s remedies under Paragraph 20.

16.	ALTERATIONS:

A.
Tenant may not alter, improve, or add to the Property or the leased premises without Landlord’s written consent. Landlord will not unreasonably withhold consent for the Tenant to make reasonable non-structural alterations, modifications, or improvements to the leased premises.

B.
Tenant may not alter any locks or any security devices on the Property or the leased premises without Landlord’s consent. If Landlord authorizes the changing, addition, or rekeying of any locks or other security devices, Tenant must immediately deliver the new keys and access devices to Landlord.

C.
If a governmental order requires alteration or modification to the leased premises, the party obligated to maintain and repair the item to be modified or altered as designated in Paragraph 15 will, at its expense, modify or alter the item in compliance with the order and in compliance with Paragraphs 16A and 17.

D.
Any alterations, improvements, fixtures or additions to the Property or leased premises installed by either party during the term of this lease will become Landlord’s property and must be surrendered to Landlord at the time this lease ends, except for those fixtures Landlord requires Tenant to remove under Paragraph 11 or 14 or if the parties agree otherwise in writing.

17.
LIENS: Tenant may not do anything that will cause the title of the Property or leased premises to be encumbered in any way. If Tenant causes a lien to be filed against the Property or leased premises, Tenant will within 20 days after receipt of Landlord’s demand: (1) pay the lien and have the lien released of record; or (2) take action to discharge the lien. Tenant will provide Landlord a copy of any release Tenant obtains pursuant to this paragraph.

18.	LIABILITY:

A.

B.

19.	INDEMNITY:

20.	DEFAULT:

A.
If Landlord fails to comply with this lease within 30 days after Tenant notifies Landlord of Landlord’s failure to comply, Landlord will be in default and Tenant may seek, any remedy provided by law. If, however, Landlord’s non-compliance reasonably requires more than 30 days to cure. Landlord will not be in default if the cure is commenced within the 30-day period and is diligently pursued.

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26202 Oak Ridge Dr. Bldg A #102
Commercial Lease concerning:	Spring, TX 77380

B.
If Landlord does not actually receive at the place designated for payment any rent due under this lease within 5 days after it is due, Tenant will be in default. If Tenant fails to comply with this lease for any other reason within 10 days after Landlord notifies Tenant of its failure to comply. Tenant will be in default.

C.
If Tenant is in default, Landlord may: (i) terminate Tenant’s right to occupy the leased premises by providing Tenant with at least 3 days written notice; and (ii) accelerate all rents which are payable during the remainder of this lease or any renewal period without notice or demand. Landlord will attempt to mitigate any damage or loss caused by Tenant’s breach by using commercially reasonable means. If Tenant is in default, Tenant will be liable for:

		(1)	any lost rent;
		(2)	Landlord’s cost of relatting the leased premises, including brokerage fees, advertising fees, and other fees necessary to relet the leased premises;
		(3)	repairs to the leased premises for use beyond normal wear and tear;
		(4)	all Landlord’s costs associated with eviction of Tenant, such as attorney’s fees, court costs, and prejudgment interest;
		(5)	all Landlord’s costs associated with collection of rent such as collection fees, late charges, and returned check charges;
		(6)	cost of removing any of Tenant’s equipment or fixtures left on the leased premises or Property;
(7)
cost to remove any trash, debris, personal property, hazardous materials, or environmental contaminants left by Tenant or Tenant’s employees, patrons, guests, or invitees in the leased premises or Property;

		(8)	cost to replace any unreturned keys or access devices to the leased premises, parking areas, or Property;
		(9)	any other recovery to which Landlord may be entitled under this lease or under law.

21.	ABANDONMENT, INTERRUPTION OF UTILITIES, REMOVAL OF PROPERTY, AND LOCKOUT:

22.
HOLDOVER: If Tenant fails to vacate the leased premises at the time this lease ends, Tenant will become a tenant-at-will and must vacate the leased premises immediately upon receipt of demand from Landlord. No holding over by Tenant, with or without the consent of Landlord, will extend this lease. Tenant will indemnify Landlord and any prospective tenants for any and all damages caused by the holdover. Rent for any holdover period will be 2 times the base monthly rent plus any additional rent calculated on a daily basis and will be immediately due and payable daily without notice or demand.

23.
LANDLORD’S LIEN AND SECURITY INTEREST: To secure Tenant’s performance under this lease, Tenant grants to Landlord a lien and security interest against all of Tenant’s nonexempt personal property that is in the leased premises or Property. This lease is a security agreement for the purposes of the Uniform Commercial Code, Landlord may file a copy of this lease as a financing statement.

24.
ASSIGNMENT AND SUBLETTING: Landlord may assign this lease to any subsequent owner of the Property. Tenant may not assign this lease or sublet any part of the leased premises without Landlord’s written consent. An assignment of this lease or subletting of the leased premises without Landlord’s written consent is voidable by Landlord. If Tenant assigns this lease or sublets any part of the leased premises, Tenant will remain liable for all of Tenant’s obligations under this lease regardless if the assignment or sublease is made with or without the consent of Landlord.

(TAR-2101) 5-26-06	Initialed for Identification by Tenant: HRP, ______ , and Landlord: LG, ______	Page 10 of 14
Produced with ZipForm® by zipLogix 18070 Fifteen Mile Road, Fraser, Michigan 48026 www.zipLogix.com		POWER OF 3

26202 Oak Ridge Dr. Bldg A #102
Commercial Lease concerning:	Spring, TX 77380

25.	RELOCATION:

☐	A.
By providing Tenant with not less than 90 days advanced written notice, Landlord may require Tenant to relocate to another location in the Property, provided that the other location is equal in size or larger than the leased premises then occupied by Tenant and containe similar leasehold improvements. Landlord will pay Tenant’s reasonable out-of-pocket moving expenses for moving to the other location. “Moving expenses” means reasonable expenses payable to professional movers, utility companies for connection and disconnection fees, wiring companies for connecting and disconnecting Tenant’s office equipment required by the relocation, and printing companies for reprinting Tenant’s stationary and business cards. A relocation of Tenant will not change or affect any other provision of this lease that is then in effect, including rent and reimbursement amounts, except that the description of the suite or unit number will automatically be amended.

☒	B.	Landlord may not require Tenant to relocate to another location in the Property without Tenant’s prior consent.

26.	SUBORDINATION:

	A.	This lease and Tenant’s leasehold interest are and will be subject, subordinate, and inferior to:
		(1)	any lien, encumbrance, or ground lease now or hereafter placed on the leased premises or the Property that Landlord authorizes;
		(2)	all advances made under any such lien, encumbrance, or ground lease;
		(3)	the interest payable on any such lien or encumbrance;
		(4)	any and all renewals and extensions of any such lien, encumbrance, or ground lease;
		(5)	any restrictive covenant affecting the leased premises or the Property; and
		(6)	the rights of any owners’ association affecting the leased premises or Property.

B.
Tenant must, on demand, execute a subordination, attomment, and non-disturbance agreement that Landlord may request that Tenant execute, provided that such agreement is made on the condition that this lease and Tenant’s rights under this lease are recognized by the lien-holder.

27.
ESTOPPEL CERTIFICATES: Within 10 days after receipt of a written request from Landlord, Tenant will execute and deliver to Landlord art estoppel certificate that identifies the terms and conditions of this lease.

28.	CASUALTY LOSS:

A.
Tenant must immediately notify Landlord of any casualty loss in the leased premises. Within 20 days after receipt of Tenants notice of a casualty loss. Landlord will notify Tenant if the leased premises are less than or more than 50% unusable, on a per square foot basis, and if Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty loss.

B.
If the leased premises are less than 50% unusable and Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty, Landlord will restore the leased premises to substantially the same condition as before the casualty. If Landlord fails to substantially restore within the time required, Tenant may terminate this lease.

C.
If the leased premises are more than 50% unusable and Landlord can substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty, Landlord may: (1) terminate this lease; or (2) restore the leased premises to substantially the same condition as before the casualty, If Landlord chooses to restore and does not substantially restore the leased premises within the time required. Tenant may terminate this lease.

D.
If Landlord notifies Tenant that Landlord cannot substantially restore the leased premises within 120 days after Tenant notifies Landlord of the casualty loss, Landlord may; (1) choose not to restore and terminate this lease; or (2) choose to restore, notify Tenant of the estimated time to restore, and give Tenant the Option to terminate this lease by notifying Landlord within 10 days.

(TAR-2101) 5-26-06 Initialed for Identification by Tenant: HRP,____ , and Landlord: LG, _____	Page 11 of 14

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26202 Oak Ridge Dr. Bldg A #102
Commercial Lease concerning:	Spring, TX 77380

E.
If this lease does not terminate because of a casualty loss, rent will be reduced from the date Tenant notifies Landlord of the casualty loss to the data the leased premises are substantially restored by an amount proportionate to the extent the leased premises are unusable.

29.
CONDEMNATION: If after a condemnation or purchase in lieu of condemnation the leased premises are totally unusable for the purposes stated in this lease, this lease will terminate. If after a condemnation or purchase in lieu of condemnation the leased premises or Property are partially unusable for the purposes of this lease, this lease will continue and rent will be reduced in an amount proportionate to the extent the leased premises are unusable. Any condemnation award or proceeds in lieu of condemnation are the property of Landlord and Tenant has no claim to such proceeds or award. Tenant may seek compensation from the condemning authority for its moving expenses and damages to Tenant’s personal property.

30.
ATTORNEY’S FEES: Any person who is a prevailing party in any legal proceeding brought under or related to the transaction described in this lease is entitled to recover prejudgment interest, reasonable attorney’s fees, and all other costs of litigation from the nonprevailing party.

31.	REPRESENTATIONS:

A.
Tenant’s statements in this lease and any application for rental are material representations relied upon by Landlord. Each party signing this lease represents that he or she is of legal age to enter into a binding contract and is authorized to sign the lease. If Tenant makes any misrepresentation in this lease or in any application for rental, Tenant is in default.

B.
Landlord is not aware of any material defect on the property that would affect the health and safety of an ordinary person or any environmental hazard on or affecting the Property that would affect the health or safety of an ordinary person, except:     N /A

.

C.
Each party and each signatory to this lease represents that: (1) It is not a person named as a Specially Designated National and Blocked Person as defined in Presidential Executive Order 13224; (2) It is not acting, directly or Indirectly, for or on behalf of a Specially Designated and Blocked Person; and (3) is not arranging or facilitating this lease or any transaction related to this lease for a Specially Designated and Blocked Person. Any party or any signatory to this lease who is a Specially Designated and Blocked person will indemnify and hold harmless any other person who relies on this representation and who suffers any claim, damage, loss. liability or expense as a result of this representation.

32.	BROKERS:

A.	The brokers to this lease are:
	Texas Real Estate and Company		Houston International Realty LLC
	Cooperating Broker	License No.	Principal Broker	0529290 License No.

	2420 Washington Ave		26202 Oak Ridge Dr. Bldg B.
	Houston, TX 77007		Spring, TX 77380
	Address		Address

	(713) 337-1410		(281) 363-2845	(281) 363-8791
	Phone	Fax	Phone	Fax

	harveymosqueda@gmail.com		juan@ hirealty. us
	E-mail		E-mail

	Cooperating Broker represents Tenant.		Principal Broker: (Check only one box)
☒ represents Landlord only.
☐represents Tenant only.
☐is an intermediary between Landlord and Tenant.

(TAR-2101) 5-26-06 Initialed for Identification by Tenant: HRP, ____ , and Landlord: LG, ____	Page 12 of 14

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26202 Oak Ridge Dr Bldg A # 102
Commercial Lease concerning:	SPRING, TX 77380

	B.	Fees:

	☒	(1)	Principal Broker’s fee will be paid according to: (Check only one box).
		☐	(a)	a separate written commission agreement between Principal Broker and:
☒ Landlord ☐ Tenant.
		☐	(b)	the attached Addendum for Broker’s Fee.

	☐	(2)	Cooperating Broker’s fee will be paid according to: (Check only one box).
		☐	(a)	a separate written commission agreement between Cooperating Broker and:
☐ Principal Broker ☐ Landlord ☐ Tenant.
		☐	(b)	the attached Addendum for Broker’s Fee.

33.
ADDENDA: Incorporated into this lease are the addenda, exhibits and other information marked in the Addenda and Exhibit section of the Table of Contents. If Landlord’s Rules and Regulations are made part of this lease, Tenant agrees to comply with the Rules and Regulations as Landlord may, at its discretion, amend from time to time.

34.	NOTICES: All notices under this lease must be in writing and are effective when hand-delivered, sent by mail, or sent by facsimile transmission to:

Tenant at the leased premises,
and a copy to:	POWER 3 MEDICAL
Address: 2400 RESEARCH FOREST DR. THE WOODLANDS TX 77381
	Phone: (281) 466–1600	Fax:
☐ Tenant also consents to receive notices by e-mail at: _____________________________________________________________________________

Landlordat:	PROJECTS & DEVELOPMENTS OF HOUSTON LLC
Address: 26202 OAKRIDGE DR. BLDG B
	Phone: (281) 363–2845	Fax:
and a copy to: HOUSTON INTERNATIONAL REALTY LLC
Address: 26202 OAKRIDGE DR B 210 SPRING TX 77380
	Phone: (281) 363–2845	Fax:	(281) 363–8791
☐ Landlord also consents to receive notices by e-mail at:		______________________________________________________________________

35.	SPECIAL PROVISIONS:

Paragraph 14 Section D After The First Sentence, Must Add And Read “but Excluding Those Fixtures That Were Placed On The Property By Landlord at Tenant’s Request Prior To The Commencement Of The Lease.”

Paragraph 23. The Word “tangible” Must Be Placed Before Personal Property And Must Read “. . .tenant Grants To Landlord A Lien And Security Interest Against All Of Tenant’s Non–exempt TANGIBLE Personal Property. . .”.

Also See Attached Addendum.

(TAR-2101) 5-26-06 Initialed for Identification by Tenant: HRP, _____ , and Landlord: LG, _______	Page 13 of 14

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26202 Oak Ridge Dr. Bldg A #102
Commercial Lease concerning:	Spring, TX 77380

36.	AGREEMENT OF PARTIES:

	A.	Entire Agreement: This lease contains the entire agreement between Landlord and Tenant and may not be changed except by written agreement.

	B.	Binding Effect: This lease is binding upon and inures to the benefit of the parties and their respective heirs, executors, administrator, successors, and permitted assigns.

C.
Joint and Several: All Tenants are jointly and severally liable for all provisions of this lease. Any act or notice to, or refund to, or signature of, any one or more of the Tenants regarding any term of this lease, its renewal, or its termination is binding on all Tenants.

	D.	Controlling Law: The laws of the State of Texas govern the interpretation, performance, and enforcement of this lease.

E.
Severable Clauses: If any clause in this lease is found invalid or unenforceable by a court of law, the remainder of this lease will not be affected and all other provisions of this lease will remain valid and enforceable.

F.
Waiver: Landlord’s delay, waiver, or non-enforcement of acceleration, contractual or statutory lien, rental due date, or any other right will not be deemed a waiver of any other or subsequent breach by Tenant or any other term in this lease.

	G.	Quiet Enjoyment: Provided that Tenant is not in default of this lease, Landlord covenants that Tenant will enjoy possession and use of the leased premises free from material interference.

H.
Force Majeure: If Landlord’s performance of a term in this lease is delayed by strike, lock-out, shortage of material, governmental restriction, riot, flood, or any cause outside Landlord’s control, the time for Landlord’s performance will be abated until after the delay.

	I.	Time: Time is of the essence. The parties require strict compliance with the times for performance.

Brokers are not qualified to render legal advice, property inspections, surveys, engineering studies, environmental assessments, tax advice, or compliance inspections. The parties should seek experts to render such services. READ THIS LEASE CAREFULLY. If you do not understand the effect of this Lease, consult your attorney BEFORE signing.

Power 3 Medical Products			Projects & Developments of Hou
Tenant			Landlord
By	/s/ Helen R Park	5/28/10	By	/s/ Lilliena Guillermet	6-4-10
		Date	Date
Printed Name	Helen R Park		Printed Name	Lilliena Guillermet
Title	CEO		Title

Tenant			Landlord
By			By
	Date		Date
Printed Name			Printed Name
Title			Title

(TAR-2101) 5-26-06	Page 14 of 14

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Texas Association of  Realtors®

COMMERCIAL LEASEHOLD CONSTRUCTION ADDENDUM
(Landlord to Complete Construction)

USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS® IS NOT AUTHORIZED.
®Texas Association of REALTORS®, Inc. 2006

ADDENDUM TO THE COMMERCIAL LEASE BETWEEN THE UNDERSIGNED PARTIES CONCERNING THE
LEASED PREMISES AT	26202 Oak Ridge Dr. Bldg A #102, Spring, TX 77380

A.	On or before May 10, 2010 , Landlord will substantially complete the improvements to the leased premises as described below.

☒	(1) Landlord will complete the following improvements:
1. BUILD OUT ACCORDING TO PLAN (MUST BE SIGNED BY TENANT) .
2. INTERIOR WALLS TENANT TO CHOOSE WHITE OR TAN COLOR.
3. INTERIOR DOORS ARE 7 FT HIGH, 3 FT WIDE, CLEAR CLASS, KEYED DOOR LOCKS.
4. FLOORING IN OFFICE SPACE TO BE CARPET Beaulieu Solutions 12 Foot Wide Commercial LOOP GRADE OR SIMILAR.
5. FLOORING IN LAB SPACE TO BE VYNIL TILE.
6. COMMERCIAL GRAITE BASE BOARD.
7. HOODS AND ALL LAB EQUIPMENT TO BE PROVIDED BY TENANT. END IMPROVEMENTS SECTION.

☐
(2) On or before                     N/A                    , Tenant will specify in a separate written notice to Landlord the improvements that Tenant desires Landlord to complete. If Landlord objects to any desired improvement, Tenant will promptly amend Tenant’s notice to comply with Landlord’s objections. Landlord will not unreasonably object to Tenant’s desired improvements.

B.
On or before                     N/A                    , Landlord will notify Tenant of the total cost to complete the improvements described in Paragraph A. including but not limited to costs of construction, permits, and plans. The total cost to complete the improvements may not exceed N/A                               (maximum cost). Landlord will pay N/A                               of the cost to complete the improvements and Tenant will pay the remainder. If the total cost to complete the improvements exceeds the maximum cost, the lease will terminate and have no further effect unless a party notifies the other party within           N/A      days after Landlord notifies Tenant of the cost to complete the improvements that it will pay the excess.

C.	Unless otherwise agreed by the parties in writing, any amount required to be paid by Tenant under this addendum must be paid by Tenant to Landlord before construction of the improvements commences.

D.
All construction required by this addendum will be performed by trained and qualified persons in a good workman-like manner and will comply with applicable building codes, local ordinances, governmental regulations, and statutes (e.g., ADA, Architectural Barriers, Landlord will obtain any required certificate of occupancy.

(TAR-2111) 5-26-06	Initialed for Identification by Tenant: HRP, ______ , and Landlord: LG, ______		Page 1 of 2
Hou International Realty Spring, TX 77380
Phone: 281-363-2845	Fax:	Richard Foulkes	POWER OF 3

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Leasehold Construction Addendum concerning	26202 Oak Ridge Dr. Bldg A #102, Spring, TX 77380

E.
Tenant may, at reasonable times during construction, inspect the construction of the improvements. Tenant may object to any deficiencies in the completion of the improvements by providing specific written notice to Landlord and Landlord will promptly cure the deficiencies. Upon completion of the improvements, Tenant will acknowledge in writing (e.g., TAR NO, 2113) that the improvements have been completed and that Tenant accepts the leased premises for the purposes of the lease.

F.	Paragraph 3B of the lease governs any delay in the commencement of the lease or occupancy by Tenant caused by the construction of the improvements.

G.	Special Provisions:
n/a

Power 3 Medical Products			Projects & Developments of Hou
Tenant			Landlord

By	/s/ Helen R. Park	05/28/10	By	/s/ Liliana Guillermet	6-4-10
		Date		LILIANA GUILLERMET	Date

Tenant			Landlord

By			By
		Date			Date

(TAR-2111) 5-26-06	Page 2 of 2

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Texas Association of Realtors®
COMMERCIAL LEASE ADDENDUM FOR BROKER’S FEE

USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS® IS NOT AUTHORIZED.
 Inc. 2006

ADDENDUM TO THE COMMERCIAL LEASE BETWEEN THE UNDERSIGNED LANDLORD AND TENANT CONCERNING THE LEASED PREMISES AT 26202 Oak Ridge Dr. Bldg A #102, Spring, TX 77380.

A.	Leasing Fees: All leasing fees are earned when the above referenced lease is executed.

	(1)	Projects and Developments of Houston will pay Principal Broker a leasing fee calculated and payable as follows:

		☒	(a)
          6.000          % of all base monthly rents to be paid for the term of the lease and the same percentage of the expense reimbursements stated or estimated in the lease, payable as follows: one-half of such amount at the time Landlord and Tenant execute the lease and the remainder on the date the lease commences.

		☐	(b)	N/A % of all base monthly rents to be paid for the term of the lease and the same percentage of the expense reimbursements stated or estimated in the lease, payable as follows: N/A
.

		☐	(c)	N/A .

	(2)	HOUSTON INTERNATIONAL REALTY LLC will pay Cooperating Broker a leasing fee calculated and payable as follows:

		☒	(a)
          3.000          % of all base monthly rents to be paid for the term of the lease and the same percentage of the expense reimbursements stated or estimated in the lease, payable as follows: one-half of such amount at the time Landlord and Tenant execute the lease and the remainder on the date the lease commences.

		☐	(b)	% of all base monthly rents to be paid for the term of the lease and the same percentage of the expense reimbursements stated or estimated in the lease, payable as follows:
.
		☐	(c)	.

B.
Renewal and Expansion Fees: If Landlord and Tenant subsequently extend, renew, or expand the lease, including a new lease for more, less, or different space in the Property or in any other property owned, controlled, or managed by Landlord, the brokers will be paid the fees set forth below. The fees will be earned and payable when the extension, renewal, expansion or new lease is executed or commences, whichever is earlier.

	(1)	N/A will pay Principal Broker a renewal fee of:

		☐	(a)
          N/A          % of all base monthly rents to be paid for the term of the extension, renewal, expansion, or new lease and the same percentage of the expense reimbursements stated or estimated in the lease governing the extension, renewal, expansion, or new lease.

		☐	(b)	N/A
.

(TAR-2102) 5-26-06	Initialed for Identification by Tenant: HRP, ______, and Landlord: LG, ________		Page 1 of 2
Hou International Realty. Spring, TX 77380
Phone: 281-363-2845	Fax:	Richard Foulkes	POWER OF 3

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Addendum for Broker’s Fee concerning 26202 Oak Ridge Dr. Bldg A # 102, Spring, TX 77380

	(2)	N/A will pay Cooperating Broker a renewal fee of:

		☒	(a)
   1%     of all base monthly rents to be paid for the term of the extension, renewal, expansion, or new lease and the same percentage of the expense reimbursements stated or estimated in the lease governing the extension, renewal, expansion, or new lease.

		☐	(b)	N/A
.

C.
Fees in the Event of a Sale: If, during any time the lease is in effect or during any time Tenant occupies the leased premises, including any extension, renewal, or expansion, Tenant agrees to purchase the leased premises or Property by oral or written agreement or option, brokers will be paid the additional fees set forth below. The additional fees will be earned at the time Landlord and Tenant enter into an agreement for the sale, purchase, or option for the leased premises or Property, and are payable at the time the sale or purchase closes.

	(1)	N/A will pay Principal Broker an additional fee of:

		☐	(a)	N/A % of the sales price for the purchase.

		☐	(b)	N/A .

	(2)	N/A will pay Cooperating Broker an additional fee of:

		☐	(a)	N/A % of the sales price for the purchase.

		☐	(b)	N/A .

D.	County: All fees under this addendum are payable in MONTGOMERY County, Texas.

E.
Attorney’s Fees: If Landlord, Tenant or any broker is a prevailing party in any legal proceeding brought as a result of a dispute under this addendum or any transaction related to or contemplated by this addendum, such party will be entitled to recover from the non-prevailing parties all costs of such proceeding, prejudgment interest, and reasonable attorney’s fees.

F.	Special Provisions:
N/A

Power 3 Medical Products			Projects & Developments of Hou
Tenant			Landlord

By	/s/ Helen R Park	5/28/10	By	/s/ LILIANA GUILLERMET
		Date			Date

Tenant			Landlord

By			By
		Date			Date

TEXAS REAL ESATATE & COMPANY			HOUSTON INTERNATIONAL REALTY LLC
Cooperating Broker			Principal Brower

By	/s/ Harvey Mosqueda		By	/s/ JUAN C. SANCHEZ	5/28/10
HARVEY MOSQUEDA		Date	JUAN C. SANCHEZ		Date

(TAR-2102) 5-26-06	Page 2 of 2

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Texas Association of Realtors®
COMMERCIAL LEASE PARKING ADDENDUM
USE OF THIS FORM BY PERSONS WHO ARE NOT MEMBERS OF THE TEXAS ASSOCIATION OF REALTORS® IS NOT AUTHORIZED.
®Texas Association of REALTORS®, Inc. 2006

ADDENDUM TO THE COMMERCIAL LEASE BETWEEN THE UNDERSIGNED PARTIES CONCERNING THE LEASED PREMISES AT 26202 Oak Ridge Dr. Bldg A#102, Spring, TX 77380

A.	Parking Type:

☒ (1) Common Parking: Tenant and Tenant’s employees may park no more than 8 vehicles on the Property in the common parking areas located on the Property.

☐ (2) Restricted Common Parking for Tenants: Tenant and Tenant’s employees may park no more than vehicles on the Property in the areas restricted for use by tenants of the Property.

☐ (3) Assigned Parking: Tenant’s assigned parking areas are identified as follows:

☐ (a)

.

☐ (b) as shown on the attached Exhibit ___________________.

B.	In addition to any other rent, Tenant will pay, on or before the first day of each month during the term of the above-referenced lease, $ n/a as rent for the parking areas.

C.	Tenant may not assign, sublet, or trade any parking space or parking area.

D.	Tenant may not use any parking spaces or areas on the Property to store any vehicle, boats, trailers, or any other personal property.

E.	Tenant’s guests, patrons, or invitees may park only in those areas designated by Landlord for Tenant’s guests, patrons, or invitees.

F.
Landlord may, but is not obligated to, institute controlled-access systems to the parking areas, including but not limited to systems such as vehicle identification stickers, license numbers, or controlled-access devices. At the time the lease ends, Tenant must return all access devices to Landlord and pay the amounts in (2) and (3) below if Tenant fails to return an access device. If Landlord Issues controlled-access devices to Tenant, Tenant will:

(1) promptly report any lost device to Landlord:
(2) reimburse Landlord its cost to replace the lost access device; and
(3) pay Landlord a service fee of $ _______________________ for each lost access device.

(TAR-2107) 5-26-06	Initialed for Identification by Tenant: HRP, , and Landlord: LG,	Page l of 2

[ILLEGIBLE] International Realty-Spring, TX 77300
Phone: 281-363-2845	Fax:	Richard Foulkes	POWER OF 3
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Parking Addendum concerning	26202 Oak Ridge Dr. Bldg A #102, Spring, TX 77380

G.
If Tenant fails to timely pay the rent stated in Paragraph B, Landlord may: (i) exercise Landlord’s remedies under the default provisions of the lease; or (ii) terminate Tenant’s access to the restricted or assigned parking areas by providing Tenant with not less than 5 days written notice of Landlord’s intent to terminate Tenant’s access. If Landlord terminates Tenant’s access to the parking areas under this paragraph, the parking areas will be deemed to be released by Tenant for all purposes and Landlord may assign or lease the parking areas to others.

H.	Special Provisions:
Tenant cannot park in covered parking as they are assigned parking spaces. Covered parking spaces can be leased out in the amount of $100.00 a month per space. End special provisions.

Power 3 Medical Products			Projects & Developments of Hou
Tenant			Landlord

By	/s/ Helen R Park	05/28/10	By	/s/ LILIANA GUILLERMET	6-4-10
		Date			Date

Tenant			Landlord

By			By
		Date			Date

(TAR-2107) 5-26-06	Page 2 of 2

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